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                                  EXHIBIT 23.1
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                         Consent of Independent Auditors

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Amcast Industrial Corporation and subsidiaries of our report dated October 8, 1996, included in the 1996 Annual Report to Shareholders of Amcast Industrial Corporation.

Our audits also included the financial statement schedule of Amcast Industrial Corporation listed in 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

We also consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement Number 33-2876 on Form S-8 dated November 27, 1987, in Registration Statement Number 33-18690 dated December 21, 1987, in Registration Statement Number 33-28080 on Form S-8 dated April 11, 1989, in Registration Statement Number 33-28084 on Form S-8 dated April 11, 1989, in Registration Statement Number 33-38176 on Form S-8 dated December 20, 1990, in Registration Statement Number 33-28075 on Form S-3 dated April 11, 1989, in Registration Statement Number 33-61290 on Form S-8 dated April 19, 1993 and in Registration Statement Number 333-00133 on Form S-8 dated January 10, 1996, of our report dated October 8, 1996, with respect to the consolidated financial statements incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedule included in this Annual Report (Form 10-K) of Amcast Industrial Corporation and subsidiaries.


                                                    /s/ Ernst & Young LLP
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November 22, 1996
Dayton, Ohio


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